March 13, 2026

Supplement to the prospectuses (each, a “Prospectus” and together, the “Prospectuses”) and Part Bs referenced on the reverse, as may have been supplemented.

Includes:

•	UBS Series Funds
•	Master Trust

Dear Investor,

The purpose of this supplement is to update certain information in the Prospectuses and Part Bs, as applicable, for the above-named investment trusts, including each series thereof referenced on the reverse (collectively, the “funds”), as described below.

The funds, indicated on the reverse chart, will be closed for business on April 3, 2026, in observance of Good Friday, in accordance with the New York Stock Exchange holiday schedule.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

© UBS 2026. All rights reserved.

UBS Asset Management (Americas) LLC

ZS-1296

This supplement relates to each of the following Prospectuses/Part Bs:

Prospectus/Part B	Date of Prospectus/Part B
UBS Series Funds—UBS Select Government Institutional Fund, UBS Select Treasury Institutional Fund, UBS Select 100% US Treasury Institutional Fund (Institutional Shares)	August 28, 2025
UBS Series Funds—UBS Select 100% US Treasury Institutional Fund (Token-Enabled Shares)	January 26, 2026
UBS Series Funds—UBS Select Government Preferred Fund, UBS Select Treasury Preferred Fund, UBS Select 100% US Treasury Preferred Fund	August 28, 2025
UBS Series Funds—UBS Prime Preferred Fund	August 28, 2025
UBS Series Funds—UBS Prime Reserves Fund	August 28, 2025
UBS Series Funds—Limited Purpose Cash Investment Fund	August 22, 2025, as revised November 14, 2025
Master Trust—Government Master Fund, Treasury Master Fund, 100% US Treasury Master Fund, Prime CNAV Master Fund	August 22, 2025

2